Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES--OXLEY ACT OF 2002

      In connection with the Annual Report of Baron Capital Properties, L.P. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Stephen Miller, Vice President - Accounting of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes--Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      May 29, 2003

                                BARON CAPITAL PROPERTIES, L.P.


                                By:  /s/ J. Stephen Miller
                                   -----------------------------
                                   J. Stephen Miller
                                   Vice President - Accounting
                                   (Principal Financial and Accounting Officer)


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